SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 30, 2008
                                                 ---------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

              New Jersey             1-1031          22-0743290
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    (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)       File Number)   Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX



                                                                            PAGE

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                3

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF
                  A REGISTRANT                                              3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                         3




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

Item 1.01         Entry Into A Material Definitive Agreement.

On May 30, 2008, Ronson Corporation (the "Company") and its wholly owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers") entered into a secured, revolving credit facility with Wells Fargo Bank, National Association. The credit facility consists of (1) a revolving line of credit of up to $4.0 million, (2) a term loan of $2,922,500 and (3) a term loan of $837,500. Availability under the credit facility is determined based on the value of the Borrowers' receivables and inventory, and other factors, as set forth in the credit and security agreement. The Company is a guarantor of the obligations under the credit facility. Amounts advanced under the credit facility are secured by substantially all of the assets of the Company and its subsidiaries, other than (1) the real property owned by Ronson Consumer Products Corporation in Woodbridge, New Jersey and (2) 34% of the Company's interest in Ronson Corporation of Canada Ltd.

The term of the credit facility is 60 months. The credit facility provides for LIBOR advances and floating rate advances, payable at such interest rates and at such times as are provided for in the credit and security agreement. The Company is paying fees to the lender that are customary for facilities of this type. The credit facility contains minimum tangible net worth, minimum net income, minimum net cash flow and other financial covenants, certain restrictions on capital expenditures, as well as affirmative and negative covenants and events of default customary for facilities of this type.

The Company applied a portion of the proceeds of the credit facility to pay off its prior credit facility with CIT Group/Commercial Services, Inc., as well as to pay off other debt outstanding to EPIC Aviation, LLC, Bank of the West, and Banc of America Leasing.

Item 2.03         Creation Of A Direct Financial Obligation Or An
                  Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

(a) The contents of Item 1.01 of this Current Report on Form 8-K are hereby incorporated herein by reference.


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

Item 9.01         Financial Statements And Exhibits.

                  a)    Financial Statements of business acquired: None.
                        -----------------------------------------

                  b)    Pro Forma Financial Information: None.
                        -------------------------------

                  c)    Shell Company Transactions: None.
                        --------------------------------

                  d)    Exhibits:
                        --------


                        Exhibit          Description
                        -------          -----------
                        Number
                        ------

                        10.1 Credit and Security Agreement dated May 30, 2008 by and among Ronson Corporation, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association.

                        99.1        Press  Release of the Company  dated June 3,
                                    2008.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Ronson Corporation


                                                      /s/Daryl K. Holcomb
                                                      -----------------------
                                                      Daryl K. Holcomb
                                                      Vice President,
                                                      Chief Financial Officer
                                                      & Controller

Dated:  June 4, 2008


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